Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 62 to the registration statement on Form N-1A (the "Registration Statement") of our report dated December 13, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Report to Shareholders of Chase Vista European Fund, Chase Vista Southeast Asian Fund, Chase Vista Japan Fund, Chase Vista Latin American Equity Fund, Chase Vista International Equity Fund, Chase Vista U.S. Treasury Income Fund, Chase Vista U.S. Government Securities Fund, Chase Vista Bond Fund, Chase Vista Short-Term Bond Fund, Chase Vista Strategic Income Fund, Chase Vista Core Equity Fund, Chase Vista Equity Growth Fund, Chase Vista Growth and Income Fund, Chase Vista Capital Growth Fund, Chase Vista Large Cap Equity Fund, Chase Vista Focus Fund, Chase Vista Equity Income Fund, Chase Vista Small Cap Opportunities Fund, Chase Vista Small Cap Equity Fund, Chase Vista Balanced Fund, Chase Vista Select Growth & Income Fund, International Equity Portfolio, Growth and Income Portfolio and Capital Growth Portfolio (separate portfolios of Mutual Fund Group), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 28, 2000